Offerings - Offering: 1	May 22, 2025 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Equity
Security Class Title	Ordinary Shares, par value NIS 1 per share
Amount Registered | shares	1,570,267
Proposed Maximum Offering Price per Unit	379.84
Maximum Aggregate Offering Price	$ 596,450,217.28
Fee Rate	0.01531%
Amount of Registration Fee	$ 91,316.53
Offering Note	1a. Includes 204,817 Ordinary Shares that may be offered upon the exercise of the underwriters' option to purchase additional Ordinary Shares. 1b. Publicly communicated offering price. 1c. In accordance with Rule 457(c) under the Securities Act of 1933, as amended, for the purpose of calculating the registration fee, the Proposed Maximum Offering Price Per Unit is based on the average of the high and low prices for the Registrant's Ordinary Shares as reported on the Nasdaq Global Select Market on May 14, 2025.